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                                                                   EXHIBIT 10.26


                     AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

                  AMENDMENT NO. 1 TO TERM LOAN AGREEMENT dated as of October 18, 1999 (this "Amendment"), among the Lenders (the "Lenders") listed on the Initial and Supplemental Signature Pages of the Term Loan Agreement (as hereinafter defined), LDI Acquisition Sub Inc., a Delaware corporation (the "Company"), Long Distance International Inc., a Florida corporation (the "Parent"), Frederick A. DeLuca, as collateral agent for the Lenders ("DeLuca" or the "Collateral Agent"), The Bank of New York, acting not in its individual capacity, but solely as trustee on behalf of the Holders (as defined below) (the "Trustee") and World Access, Inc. (the "New Lender").


                              W I T N E S S E T H:

                  WHEREAS, the parties hereto, other than the New Lender and the Trustee, are parties to a Term Loan Agreement dated as of July 20, 1999 (the "Loan Agreement");

                  WHEREAS, the New Lender desires to make a Term Loan to the Company in the principal amount of $2,000,000 and has requested that the Lenders, DeLuca, the Company and the Parent amend the Loan Agreement, as provided below:

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. Certain Definitions.

                  (a) Capitalized terms used in this Agreement without definition shall have the meanings set forth in the Loan Agreement.

                  Section 2. Amendment.

                  (a) Section 2 of the Loan Agreement is hereby amended by adding the following to the end thereof:

                                    ", subject to the terms of the letter
                  agreement between DeLuca, the New Lender, the Parent and the Company. Pursuant to Section 5 of that certain letter agreement dated as of November ___, 1999 among DeLuca, the Parent, the Company, the New Lender and the beneficial owners (the "Holders") of the Notes (as defined in that certain indenture dated as of April 13, 1998 (the "Indenture") between the Parent and the Trustee), the Trustee shall act on behalf of the Holders who shall be entitled to all of the rights and privileges of a Lender hereunder (including, without limitation, the Holders' entitlement to a pro rata share of the Pledged Collateral on a basis pari passu with all other Lenders hereunder), but in no event shall the Trustee be deemed to have assumed the Holders' duties and obligations hereunder (including, without limitation, the Lenders' duties to indemnify the Collateral Agent under
                  Section 12(e) of this Agreement)."



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                  (b) Section 5(a) of the Loan Agreement is hereby amended by adding the words "Subject to the terms of the letter agreement dated October 19, 1999 between DeLuca and the New Lender, a copy of which is attached as Exhibit A to this Amendment (the "New Lender Agreement") and Section 5(f) of this Agreement" following the heading of Section 5(a).

                  (c) Section 5(b) of the Loan Agreement is hereby amended by adding the words ", Section 5(f) and the New Lender Agreement," following the words "Subject to Section 5(c)" in the first line of such Section. Subsection 5(b) is further amended by adding the following words after the last sentence thereof: "Notwithstanding anything herein to the contrary, following any written notice by the Company or any other election by the Company to prepay any Term Loan or portion thereof, DeLuca or the New Lender may elect, by written notice to the Company, not to have his or its Term Loan prepaid, in which event the Company shall have no right to prepay and DeLuca or the New Lender shall have no obligation to accept prepayment of his or its Term Loan or any portion thereof pursuant to this Section. Any prepayment by the Company of the Term Loan held by DeLuca which is made pursuant to the New Lender Agreement at DeLuca's election shall be exempt from any prepayment premium. Such exemption shall not apply if the Company elects to prepay the Term Loan held by DeLuca pursuant to the Term Loan Agreement and DeLuca has not previously elected to have his Term Loan prepaid. Any prepayment by the Company of a Term Loan held by a Lender other than DeLuca which is made in connection with a Transaction (as defined in the New Lender Agreement) or additional financing provided by World Access (as defined in the New Lender Agreement) shall be exempt from any prepayment premium.

                  (d) Section 5(c) of the Loan Agreement is hereby amended by adding the words "Subject to the provisions hereof and the New Lender Agreement" after the heading of Section 5(c).

                  (e) Section 5(e) of the Loan Agreement is hereby amended by adding the words "Subject to the New Lender Agreement and Section 5(f) of this Agreement," following the heading of Section 5(e). Section 5(e) is further amended by adding the following words after the last sentence thereof:
"Notwithstanding anything herein to the contrary, DeLuca shall have no obligation to share with any of the other Lenders, and may retain for himself, any payment received by him or to which he may become entitled pursuant to the New Lender Agreement, including any payment from the New Lender or the Company, and shall have no obligation to share and shall be entitled to retain for himself any and all shares of the equity securities of the New Lender (or its affiliates) which he shall receive or to which he shall become entitled following exercise of the election described in Paragraph 2 of the New Lender Agreement."

                  (f) Section 5 of the Loan Agreement is hereby amended by adding the following section after Section 5(e) thereof:

                           "(f) Notwithstanding anything herein to the
                  contrary, nothing in this Agreement shall supercede or impair the rights of DeLuca, pursuant to the New Lender Agreement,
                  (i) to elect not to have his Term Loan repaid prior to the initial maturity date thereof, (ii) to elect at any time after the signing of an Agreement relating to a Transaction as described in paragraph 1 of the New Lender Agreement that



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                  the New Lender (or its affiliates) shall either cause the
                  Company to pay, or shall pay directly, all outstanding indebtedness on DeLuca's Term Loan (including accrued interest) in accordance with Paragraph 1 of the New Lender Agreement, (iii) to convert his Term Loan into stock of the New Lender or its affiliates in accordance with Paragraphs 2-3 of the New Lender Agreement; and (iv) to make the elections, enforce the rights, and retain for himself the payments and stock of the New Lender (or its affiliates) pursuant to Paragraphs 2-3 of the New Lender Agreement."


                  (g) Section 9(b) of the Loan Agreement is hereby amended by inserting at the beginning of clause (ii), the words "subject to the provisions of Section 12(i),". Section 9(b) of the Loan Agreement is further amended by adding the following at the end thereof:

                           "Notwithstanding the foregoing, from and after the
                  earlier of November 30, 1999 or the filing of any petition under the Bankruptcy Code by or against Borrower, any Lender may individually take the actions set forth in clauses (i) and (ii) above, subject to Section 12(i)."

                  (h) Section 10 is hereby amended adding, following subsection
(vi) thereof, the following words:

                           "(vii) in any way affect or impair the rights of
                  DeLuca pursuant to the New Lender Agreement."

                  (i) Section 12 of the Loan Agreement is hereby amended by adding, following subsection (i) hereof, the following words:

                           "(j) Notwithstanding anything herein to the
                  contrary, DeLuca shall have no liability or obligation, fiduciary, contractual or otherwise, to any of the other Lenders or New Lender, by reason of any action or omission relating to the perfection or failure to perfect security interests or otherwise relating to his duties as Collateral Agent prior to the effective date of Amendment No. 1 to this Agreement, dated as of October 18, 1999 among the Lenders, the Company, the Parent, DeLuca, the New Lender and the Trustee."

                  (j) Section 13 of the Loan Agreement is hereby amended by adding the following section after Section 13(g) thereof:

                           "(h) Limitation of Liability. It is expressly
                  understood and agreed by the parties hereto that (i) this Agreement and any amendments hereto are executed and delivered by The Bank of New York, not individually or personally but solely as Trustee under the Indenture, in the exercise of the powers and authority conferred and vested in it, (ii) nothing herein contained shall be construed as creating any liability on The Bank of New York, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and any amendments hereto and by any Person



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                  claiming by, through or under such parties, and (iii) under no circumstances shall The Bank of New York be personally liable for the payment of any expenses or advance, risk or expend its own funds or otherwise incur any financial liability or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the parties to this Agreement and any supplement, modification or amendment hereto."

                  Section 3. Use of Proceeds.

                           (a) The Company agrees that the proceeds of loans
made hereunder shall be used solely in accordance with a budget to be prepared by the Company in connection with additional loans to be made under the Term Loan Agreement by certain holders of the Parent's 12.25% Senior Notes due 2008, which budget shall be acceptable to such holders and the New Lender.

                  Section 4. Miscellaneous.

                           (a) Ratification. Except as expressly amended hereby,
all of the terms, provisions and conditions of the Loan Agreement are hereby ratified and confirmed in all respects by each party hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

                           (b) Successors and Assigns. This Amendment shall be
binding upon each party hereto and shall inure to the benefit of the Lender and all future holders of any Note and their respective successors and assigns.

                           (c) Governing Law. This Amendment and the rights and
obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.

                           (d) Jury Trial Waiver. THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO.

                           (e) Counterparts. This Amendment may be executed in
two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered, all as of the date first above written.


                                     LDI ACQUISITION SUB INC.



                                     By: /s/ David R. Hess
                                        ---------------------------------------
                                        Name: David R. Hess
                                        Title: CEO



                                     LONG DISTANCE INTERNATIONAL INC.



                                     By: /s/ David R. Hess
                                        ---------------------------------------
                                        Name: David R. Hess
                                        Title: CEO



                                     WORLD ACCESS, INC.



                                     By:/s/ W. Tod Chmar
                                        ---------------------------------------
                                        Name: W. Tod Chmar
                                        Title: E.V.P.


                                     /s/ Frederick A. DeLuca
                                     -----------------------------------
                                     Frederick A. DeLuca, as
                                     Lender and Collateral Agent



                                     THE BANK OF NEW YORK, not in its
                                     individual capacity, but solely as Trustee



                                     By: /s/ Annette L. Kos
                                        ---------------------------------------
                                        Name: Annette L. Kos
                                        Title: Assistant Vice President





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